EXHIBIT 99.1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
OF
OPHTHALMIC INTERNATIONAL, INC.
AS OF SEPTEMBER 30, 2007 AND 2008

MOORE & ASSOCIATES, CHARTERED
           ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Ophthalmic International, Inc. & Subsidiaries

We have audited the accompanying consolidated balance sheets of Ophthalmic International, Inc. & Subsidiaries as of September 30, 2008 and 2007, and the related statements of operations, stockholders’ equity and cash flows for the years then ended September 30, 2008 and 2007. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ophthalmic International, Inc. & Subsidiaries as of September 30, 2008 and 2007, and the related statements of operations, stockholders’ equity and cash flows for the years then ended September 30, 2008 and 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has a working capital deficit of $661,718, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans concerning these matters are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered

Moore & Associates Chartered
Las Vegas, Nevada
December 5, 2008

6490 West Desert Inn Rd, Las Vegas, NV 89146 (702) 253-7499 Fax (702) 253-7501

OPHTHALMIC INTERNATIONAL, INC. & SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
SEPTEMBER 30, 2008 & 2007

	9/30/2008	9/30/2007
ASSETS

CURRENT ASSETS
Cash & Cash Equivalents	$283	$2,781
Accounts Receivable	45,684	7,290
Inventory	4,624	7,785
Total Current Assets	$50,591	$17,856

Property and equipment, net	4,268	5,067

OTHER ASSETS
Deposits	4,520	4,520

TOTAL ASSETS	$59,379	$27,443

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Notes payable - related parties	$260,860	$134,500
Notes payable	180,000	100,000
Accounts payable	24,435	5,485
Accrued interest	30,427	4,744
Accrued taxes	163,794	163,794

TOTAL LIABILITIES	$659,516	$408,523

COMMITMENTS	–	–

Common Stock - $.001 par value; 1,000,000 shares
authorized and 100,000 shares outstanding at
September 30, 2008 and 2007, respectively	100	100
Additional paid-in capital	12,263,076	12,263,076
Accumulated deficit	(12,863,313)	(12,644,256)
TOTAL STOCKHOLDERS’ EQUITY(DEFICIT)	(600,137)	(381,080)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY(DEFICIT)	$59,379	$27,443

The accompanying notes are an integral part of these financial statements

OPHTHALMIC INTERNATIONAL, INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED SEPTEMBER 30, 2008 & 2007

	For the Year Ended September 30,
	2008	2007

PRODUCT REVENUES	$113,735	$64,336

Cost of Product Revenues	47,436	27,018

GROSS PROFIT	66,299	37,318

GENERAL & ADMINISTRATIVE EXPENSES
Salaries and wages	50,200	320,190
Legal and professional fees	24,581	104,654
FDA expense	–	11,777
Rent expense	45,200	52,551
Miscellaneous expense	133,107	110,415

TOTAL GENERAL & ADMINISTRATIVE EXPENSES	253,088	599,587

LOSS FROM OPERATIONS	$(186,789)	$(562,269)

OTHER INCOME (EXPENSES)
Other Income	11,166	9,136
Interest expense	(43,434)	(31,372)

TOTAL OTHER INCOME (EXPENSES)	(32,268)	(22,236)

NET LOSS	$(219,057)	$(584,505)

Basic Loss per Share	(2.19)	(5.85)

Weighted Average Shares Outstanding	100,000	100,000

The accompanying notes are an integral part of these financial statements

OPHTHALMIC INTERNATIONAL, INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED SEPTEMBER 30, 2008 & 2007

			Additional		Stockholders’
	Common Stock		Paid-in	Accumulated	Equity
	Shares	Par Value	Capital	Deficit	(Deficit)

BALANCE AT OCTOBER 1, 2006	100,000	$100	$12,106,704	$(12,059,751)	$47,053

Paid-in Capital	–	–	156,372	–	156,372

Net loss	–	–	–	(584,505)	(584,505)

BALANCE AT SEPTEMBER 30, 2007	100,000	100	12,263,076	(12,644,256)	(381,080)

Net loss	–	–	–	(219,057)	(219,057)

BALANCE AT SEPTEMBER 30, 2008	100,000	100	12,263,076	(12,863,313)	(600,137)

The accompanying notes are an integral part of these financial statements

OPHTHALMIC INTERNATIONAL, INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED SEPTEMBER 30, 2008 & 2007

	For the Year Ended September 30,
	2008	2007

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS:

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(219,057)	$(584,505)
Adjustments to reconcile net income to net
cash provided (used) by operating activities:
Non Cash Stock Transactions	–	498,755
Depreciation	798	1,031

Changes in Assets and Liabilities:
Accounts receivable	(38,394)	17,188
Inventory	(3,160)	6,433
Accounts payable	18,951	(158,595)
Accrued salaries		(15,000)
Accrued interest	25,684	4,744
NET CASH USED IN OPERATING ACTIVITIES	$(208,858)	$(229,949)

CASH FLOWS FROM FINANCING ACTIVITIES:
Bank Overdraft	–	(1,770)
Proceeds from borrowings	206,360	234,500

NET CASH PROVIDED BY FINANCING ACTIVITIES	$206,360	$232,730

NET CHANGE IN CASH & CASH EQUIVALENTS	(2,498)	2,781

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	2,781	–

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$283	$2,781

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$17,750	$6,980

The accompanying notes are an integral part of these financial statements

OPHTHALMIC INTERNATIONAL, INC. & SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, NATURE OF OPERATIONS AND USE OF ESTIMATES

ORGANIZATION

Ophthalmic International, Inc. (the Company) was a wholly owned subsidiary of Coronado Industries, Inc.. Coronado Industries, Inc. prior to January 26, 2007. The Company was purchased from Coronado Industries, Inc. for cash and other considerations.

Ophthalmic International, Inc. intends to manufacture and market the patented Vacuum Fixation Device and the patented suction rings to major medical supply companies and health care providers throughout the world.

GOING CONCERN

The Company’s financial statements are presented on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has not made an operating profit since 1996. Further, the Company has a working capital deficit of $(608,925) and a negative net worth of $(12,863,313) as of September 30, 2008.

The financial statements do not include any adjustments to reflect the possible future effects of the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the uncertainty of the Company’s ability to continue as a going concern

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the activity of Ophthalmic International Inc., together with its wholly-owned subsidiaries, American Glaucoma, Inc. and Ophthalmic International, LLC. All significant inter-company accounts and transactions have been eliminated. All of the above subsidiaries were inactive for the years ended September 30, 2008 and 2007.

PERVASIVENESS OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents are considered to be all highly liquid investments purchased with an initial maturity of three (3) months or less.

OPHTHALMIC INTERNATIONAL, INC. & SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, NATURE OF OPERATIONS AND USE OF ESTIMATES (Continued)

INVENTORIES

Inventories consist primarily of materials and parts and are stated at the lower of cost, as determined on a first-in, first-out (FIFO) basis, or market.

ACCOUNTS RECEIVABLE

The Company follows the allowance method of recognizing uncollectible accounts receivable.  The allowance method recognized bad debt expense as a percentage of accounts receivable based on a review of the individual accounts outstanding and the Company’s prior history of uncollectible accounts receivable. As of September 30, 2008 and 2007, the Company has not established an allowance for uncollectible accounts receivable as they believe that all accounts are currently collectible.  The Company does not record interest income on delinquent accounts receivable balances until it is received.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Maintenance and repairs that neither materially add to the value of the property nor appreciably prolong its life are charged to operations as incurred.  Betterments or renewals are capitalized when incurred. Depreciation is provided using accelerated methods over the following useful lives:

Office furniture & Equipment	5 – 7 Years
Machinery	5 – 7 Years
Leasehold Improvements	39 Years

LONG LIVED ASSETS

Long lived assets are accounted for in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The statement requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell.

OPHTHALMIC INTERNATIONAL, INC. & SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, NATURE OF OPERATIONS AND USE OF ESTIMATES (Continued)

DEFERRED INCOME TAXES

Deferred income taxes are provided on an asset and liability method, whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences.  Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

STOCKHOLDERS’ EQUITY

The accumulated deficit for the Company had been previously reported with Coronado Industries, Inc. on a consolidated basis through September 30, 3006. Due to the integral nature of accounting for the consolidated companies, assumptions have been made to calculate the amount of the accumulated deficit attributable to Ophthalmic International, Inc. as a stand-alone company. The calculations were performed by reviewing the reported income statements for Coronado Industries, Inc. from 1996 to 2006. The yearly net losses that would be attributable to Ophthalmic International, Inc. were determined by taking the consolidated loss of Coronado Industries, Inc. and adding back for any clinic losses, 20% of Richard Smith’s salary, legal and professional fees, promotion, media and marketing expenses, sale of a clinic, and certain rent expenses that would have been associated with Coronado Industries, Inc. only. The difference would be the loss attributable to Ophthalmic International, Inc. See note 5 below for details of the calculations.

LOSS PER SHARE

Basic loss per share includes no dilution and is computed by dividing loss to common stockholders by the weighted average number of common shares outstanding for the period.

OPHTHALMIC INTERNATIONAL, INC. & SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, NATURE OF OPERATIONS AND USE OF ESTIMATES (Continued)

REVENUE RECOGNITION

The company recognizes revenue based on guidance provided in Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104, “Revenue Recognition,” and in accordance with Emerging Issues Task Force (“EITF”) Issue No. 00-21, “Revenue Arrangements with Multiple Deliverables.” The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, our price is fixed or determinable, and collectibles is reasonably assured. We recognize revenue on our standard products when title passes to the customer upon shipment. The standard products do not have customer acceptance criteria. The company has standard rights of return that are accounted for as a warranty provision under SFAS No. 5, “Accounting for Contingencies.” The company does not have any price protection agreements or other post shipment obligations. For custom equipment where customer acceptance is part of the sales agreement, revenue will be recognized when the customer has accepted the product. In case where custom equipment does not have customer acceptance as part of the sales agreement, revenue will be recognized upon shipment, as long as the system meets the specifications as agreed upon with the customer. Certain transactions may have multiple deliverables, with the deliverables clearly defined. To the extent that the secondary deliverables are other than perfunctory, the company will recognize the revenue on each deliverable, if separable, or on the completion of all deliverables, if not separable.

INTANGIBLE ASSETS

The Company reviews its intangible assets at least annually to evaluate potential impairment by comparing the carrying value of the intangible assets with expected future net operating cash flows from the related operations. If the expected future net operating cash flows are less than the carrying value, the Company recognizes an impairment loss equal to the amount by which the carrying value exceeds the discounted expected future net operating cash flows from the related operations.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values of our financial instruments included in current assets and current liabilities approximated their respective fair values at each balance sheet date due to the immediate or short-term maturity of these financial instruments.  The fair value of long-term notes payable and lease obligations is based on current rates at which we could borrow funds with similar remaining maturities.

RECENT ACCOUNTING PRONOUNCEMENTS

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value with the changes in fair value recognized in earnings at each subsequent reporting date. SFAS 159 provides an opportunity to mitigate potential volatility in earnings caused by measuring related assets and liabilities differently, and it may reduce the need for applying complex hedge accounting provisions. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company does not expect SFAS No. 159 will have a material effect on its financial statements.

OPHTHALMIC INTERNATIONAL, INC. & SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, NATURE OF OPERATIONS AND USE OF ESTIMATES (Continued)

RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations (“SFAS 141(R)”). SFAS 141(R) requires that the acquisition method of accounting be applied to a broader set of business combinations and establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, liabilities assumed, any noncontrolling interest in the acquiree, and the goodwill acquired. SFAS 141(R) also establishes the disclosure requirements to enable the evaluation of the nature and financial effects of the business combination. SFAS 141(R) is effective for fiscal years beginning after December 15, 2008. The Company does not expect SFAS No. 141 will have a material effect on its financial statements.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51 (“SFAS 160”). SFAS 160 requires that the noncontrolling interest in the equity of a subsidiary be accounted for and reported as equity, provides revised guidance on the treatment of net income and losses attributable to the noncontrolling interest and changes in ownership interests in a subsidiary and requires additional disclosures that identify and distinguish between the interests of the controlling and noncontrolling owners. SFAS 160 also establishes disclosure requirements that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for fiscal years beginning after December 15, 2008. The Company does not expect SFAS No. 160 will have a material effect on its financial statements.

In March 2008, the FASB issued SFAS 161, about Derivative Instruments and Hedging Activities (“SFAS 161”), which becomes effective for the Company on January 1, 2009. This standard amends and expands the disclosure requirements of FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. SFAS 161 requires disclosures related to objectives and strategies for using derivatives; the fair-value amounts of, and gains and losses on, derivative instruments; and credit-risk-related contingent features in derivative agreements. The effect on the Company’s disclosures for derivative instruments as a result of the adoption of FAS 161 in 2009 will depend on the company’s derivative instruments and hedging activities at that time.

In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles (“SFAS 162”).  This Statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). The Board believes that the GAAP hierarchy should be directed to entities because it is the entity (not its auditor) that is responsible for selecting accounting principles for financial statements that are presented in conformity with GAAP. This Statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles.

OPHTHALMIC INTERNATIONAL, INC. & SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, NATURE OF OPERATIONS AND USE OF ESTIMATES (Continued)

RECENT ACCOUNTING PRONOUNCEMENTS (Continued)

In May 2008, the FASB issued SFAS No. 163, Accounting for Financial Guarantee Insurance Contracts – an interpretation of FASB Statement No. 60 (“SFAS 163”). This Statement requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. This Statement also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities. Those clarifications will increase comparability in financial reporting of financial guarantee insurance contracts by insurance enterprises by lessening inconsistencies in the recognition and measurement of claim liabilities due to differing views about when a loss has been incurred under FASB Statement No. 5, Accounting for Contingencies. The Company does not expect SFAS No. 163 will have a material effect on its financial statements.

In September 2006, the FASB issues SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87, 88, 106 and 132(R)”. The statement requires an employer to recognize the over funded or under funded status of a defined benefit postretirement plan as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted assets of a not-for-profit organization. . SFAS No. 158 is effective for the beginning of an entity’s fiscal year that begins after  December 15, 2006. The Company does not expect SFAS No. 158 will have a material effect on its financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. The statement standardizes the definition of fair value, establishes a framework for measuring in generally accepted accounting principles and sets forth the disclosures about fair value measurements. SFAS No. 157 is effective for the beginning of an entity’s fiscal year that begins after November 15, 2007. The Company does not expect SFAS No. 157 will have a material effect on its financial statements.

NOTE 2.   PROPERTY & EQUIPMENT

At September 30, 2008 & 2007, property and equipment consists of the following:

	2008	2007

Office furniture and equipment	$58,433	$58,433
Machinery and equipment	15,613	15,613
Leasehold improvements	3,000	3,000
	77,046	77,046
Less: accumulated depreciation	(72,778)	(71,979)
Net property and equipment	$4,268	$5,067

Depreciation expense was $798 and $2,138, for the years ended September 30, 2008 and 2007, respectively.

OPHTHALMIC INTERNATIONAL, INC. & SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

NOTE 3.   INVENTORY

As of September 30, 2008 and 2007, inventory consisted of the following:

	2008	2007

Raw materials	$4,624	$7,785
Finished goods	–	–
	$4,624	$7,785

NOTE 4.   RELATED PARTY TRANSACTIONS

As of September 30, 2008 and 2007, notes payable to related parties consist of the following:

	2008	2007

10% for the first 90 days and 12% per annum, thereafter, note payable to stockholders, principal and interest due at various time	$249,860	$123,500
18% per annum note payable to a stockholder, principal an interest due on demand; unsecured	11,000	11,000
	260,860	134,500
Less: Current Portion	(260,860)	(134,500)
	$–	$–

OPHTHALMIC INTERNATIONAL, INC. & SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

NOTE 5.  SHAREHOLDERS’ EQUITY

The following is the calculation of the September 30, 2006 Ophthalmic International, Inc. accumulated deficit:

							Adjusted
	Coronado	Adjustments					Ophthalmic
	Industries, Inc.			Public Rel.			International,
	Consolidated	Salaries/	Clinic	Legal/	General/		Inc.
Year	Income/(Loss)	Options	Expense	Professional	Admin.		Income/(Loss)

1997	(829,702)	20,000	243,629		122,255	1	$(443,818)
1998	(1,622,014)	20,000	220,181		298,945	1	(1,082,888)
1999	(1,171,734)	30,000	99,613	252,529			(789,592)
2000	(3,580,799)	49,800		1,353,433			(2,177,566)
2001	(1,779,787)	36,240		309,743			(1,433,804)
2002	(1,481,121)	36,000		286,432			(1,158,689)
2003	(1,324,328)	38,500		289,450			(996,378)
2004	(2,094,936)	30,000		424,769			(1,640,167)
2005	(2,258,179)	313,500		584,978			(1,359,701)
09/30/2006	(3,352,279)	1,724,325		576,059			(1,051,895)
	(19,494,879)	2,298,365	563,423	4,077,393	421,200		(12,134,498)

		Other Adjustments:		Sale of Clinic			38,747
				Rent Expense			36,000

	September 30, 2006 Ophthalmic International, Inc. Accumulated Deficit:						$(12,059,751)
__________
1.
In 1997 and 1998, legal and professional and public relation expenses had been included under the line item general and administrative expenses. To solve this issue a percentage had to be calculated to estimate how much of the total general and administrative expenses would actually represent legal & professional and public relation expenses. The percentage was obtained by taking a total average of each of the average legal and professional and public relation expenses to total general and administrative expenses for the years 1999, 2001 through 2005. Years 2000 and 2006 were not used because the total general administrative expenses were abnormally large in comparison to the other years and would have caused a less accurate estimate. The percentage of legal and professional and public relation expenses that would have been attributable to Coronado Industries, Inc. as unconsolidated was estimated to be 21.555%.

OPHTHALMIC INTERNATIONAL, INC. & SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

NOTE 6.   INCOME TAXES

As of September 30, 2008, the components of deferred income taxes are as follows:

Long-term Deferred Tax Assets (Liabilities)
Net operating loss carry-forwards	$313,389
Less: valuation allowance	(313,389)
Net Long-term Deferred Tax Asset	–

The Company has provided a full valuation allowance on its deferred tax asset as of September 30, 2008.  The valuation allowance increased by approximately $85,432 during the year ended September 30, 2008, primarily due to the increase in the net operating loss.

As of September 30, 2008, the Company has net operating loss carry-forwards available to offset future federal and state taxable income in the amounts of approximately $803,562.

NOTE 7.   COMMITMENTS

Operating Leases

The Company moved operations to new facilities in November 2004 at which time the Company entered into a non-cancelable lease agreement for office space in Fountain Hills, Arizona commencing December 1, 2004 through December 15, 2009. Monthly rent payments are $4,520.

Future minimum lease payments under the Company’s operating lease as of September 30, 2008 are as follows:

Year Ending September 30:

2009	54,240
2010	13,560
Future minimum lease payments	$67,800

For the years ended September 30, 2008 and 2007, rent expense under the lease agreements was $45,200 and $52,551, respectively.

OPHTHALMIC INTERNATIONAL, INC. & SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

NOTE 8.   NOTE PAYABLES

	2008	2007

15% per annum note payables to Robert Suliot, principal and interest payable on demand	$100,000	$100,000
12% per annum note payable to Victor Webb, principal and interest payable on demand	20,000
15% per annum note payable to Vickie Goulette, principal and interest payable on demand	60,000
	180,000	100,000
Less: current portion	(180,000)	(100,000)
	$–	$–